UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2012

HARLAND CLARKE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-133253	84-1696500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas		78249
(Address of principal executive offices)		(Zip code)
(210) 697-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 2, 2012, Harland Clarke Holdings Corp. (the "Company") reported its results for the third quarter and nine months ended September 30, 2012. The Company’s results are discussed in detail in the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company is also providing supplemental financial information for the third quarter and nine months ended September 30, 2012, which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press release issued by the Company on November 2, 2012 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Exhibit 99.2	Supplemental financial information issued by the Company on November 2, 2012 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.

Date:	November 2, 2012	By:	/s/ Martin Wexler
Martin Wexler Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by the Company on November 2, 2012 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

99.2	Supplemental financial information issued by the Company on November 2, 2012 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.